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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported):  December 22, 1997


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997, which forms United PanAm Mortgage Loan Trust 1997-1, which will issue Class A Certificates).


                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)

         Delaware               333-39649        13-3447441
----------------------------  ------------   -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
----------------------------                      ---------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


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Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     In connection with the offering of the Mortgage Loan Asset Backed Certificates, Series 1997-1 (the "Certificates") Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of


Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its United PanAm Mortgage Loan Trust 1997-1.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the financial statements of Financial Security Assurance Inc., into the Registrant's registration statement (File No. 333-39694). The financial statements will be referred to in the prospectus supplement relating to United PanAm Mortgage Loan Trust 1997-1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.1.

[FN]
Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Lehman ABS Corporation, relating to its United PanAm Mortgage Loan Trust 1997-1, Class A Certificate.


Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.1 The Consent of Independent Auditors of the Certificate Insurer to the United PanAm Mortgage Loan Trust 1997-1.

     99.1      Derived Materials


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION




                              By: /s/ Samir A. Tabet
                                  -------------------------------
                                  Name:  Samir A. Tabet
                                  Title:  Senior Vice President



Dated:  December 22, 1997


                                Exhibit Index
                                -------------


Exhibit                                                                Page
-------                                                                ----

23.1 The Consent of Coopers   . . . . . . . . . . . . . . . . . . . . . . 6

99.1 Derived Materials  . . . . . . . . . . . . . . . . . . . . . . . . . 7


                                                                 Exhibit 23.1

              EXHIBIT 23.1:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement dated December 22, 1997 of Lehman ABS Corporation relating to the United Panam Mortgage Loan Asset Backed Certificates, Series 1997-1 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our Firm under the caption "Experts".



                              /s/       Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   Coopers & Lybrand L.L.P.


New York, New York
December 23, 1997


                                                                 Exhibit 99.1


     In accordance with Rule 202 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.




                   Riders to DTC Letter of Representations
                  ---------------------------------------


Rider 1.
--------

     The term "Securities" as used herein means the United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1 (for the purposes herein, also referred to as the "Certificates"). Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the pooling and servicing agreement dated as of December 1, 1997 (referred to herein as the "Pooling Agreement" or the "Document"), among Lehman ABS Corporation, as depositor, United PanAm Mortgage Corporation, as seller, Pan American Bank, FSB, as master servicer and Bankers Trust Company of California, N.A., as trustee (the "Trustee"). All references herein to "Indenture" shall be read as "Pooling Agreement."


Rider 2.
--------

18. DTC will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC the Certificates are credited. DTC will take such actions with respect to a principal amount of the Certificates. DTC may take conflicting actions with respect to other principal amounts of Certificates to the extent that such actions are taken on behalf of Participants whose holdings include those principal amounts of the Certificates.

19. This agreement may not be modified without written consent of all parties hereto.

20. The Depositor, pursuant to the Pooling Agreement, has appointed the Trustee as its agent to serve as Certificate Registrar.

21. In the event that (a) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Certificates through DTC or a successor thereto or
     (c) after the occurrence of an Event of Default, the beneficial owners of Certificates representing not less than 51% of the aggregate Percentage Interests evidenced by each Class of Certificates, advises the Trustee and DTC through Depository Participants that the continuation of a book-entry system with respect to such Certificates through DTC (or a successor thereto) is no longer in the best interests of the beneficial owners of such Certificates, then, upon notice from the Trustee, DTC shall notify all Depository Participants of the occurrence of any such event and of the availability through DTC of certificates representing the Certificates ("Definitive Certificates").

22. Nothing herein shall be deemed to require the Trustee to advance funds on behalf of the Depositor.



                                                                   SCHEDULE A

United PanAm Mortgage Loan Asset Backed Certificates, Series 1997-1



Class       CUSIP           Principal Amount  Maturity Date   Coupon
-----       -----           ----------------  -------------   ------
A           525170 BA3      $114,425,000      12/27/2027      variable
